UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2007

Global Energy Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-28025	86-0951473
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

415 Madison Avenue, 15th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 646-673-8435

12 Abba Hilel Street, 16th Floor, PO Box 3306, Ramat Gan, Israel 52136
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE: This amendment is filed to include irrevocable transfer agent instructions as an exhibit to exhibit 10.1 and to amend the disclosure under Item 3.02 to state that the Company paid a “structuring fee of $20,000”, rather than a “due diligence fee of $20,000”.

Item 3.02.     Unregistered Sales of Equity Securities

On July 10, 2007, we issued a 5% Secured Convertible Debentures, for gross proceeds of $500,000, to be part of a private placement of up to $4,000,000 in value of Debentures to the same investor. The remaining Debentures will be issued only if, upon receipt of a report on our business within 14 days, the investor is satisfied with such report. Additional funds would then be advanced against issuances of Debentures in installments shortly after the issuance of the satisfactory report, upon our filing a registration statement and upon the registration statement being declared effective. In conjunction with this financing, we issued 300,000 common share purchase warrants exercisable for five years at an exercise price of $2.35 and 300,000 common share purchase warrants exercisable for five years at an exercise price of $2.50. We paid a cash commission of 7% and a structuring fee of $20,000 to Yorkville Advisors, LLC.

The 5% Secured Convertible Debentures, which mature on July 6, 2010, are convertible by the Debentureholder into common shares at a fixed conversion price of $2.20 per share. The Debentures are secured against all our assets.

Amortizing payments of the outstanding principal amount of the Debentures and accrued interest commence on the first business day on or after July 31, 2008, and continuing on the first business day of each successive calendar month thereafter until the principal amount has been repaid in full, whether by the payment of cash or by the conversion of the principal amount and interest into Common Stock. Each month we are required to pay accrued interest plus (A) the product of (i) $300,000, multiplied by (ii) Holder Pro Rata Amount and (B) the Principal amount then outstanding under the Debentures. These payments may be made by the issuance of our common stock at the lower of (i) $2.20, as may be adjusted, or (ii) the lowest VWAP of our common stock for the 15 days prior to the payment.

There are limitations on the number of shares that can be issued by us in payment of principal and interest, tied to the volume of common stock traded on our principal trading market. If we fail to deliver stock certificates upon the conversion of these Debentures at the specified time and in the specified manner, we will be required to make substantial payments to the holders of the Debentures.

We have agreed to register the common shares issuable upon conversion of the Debentures and exercise of the warrants. We have agreed to have the registration statement go effective within 150 days after the Closing Date.

Holders of the Debentures may require that we redeem any or all of the outstanding Debentures upon the occurrence of any one or more of events of default specified in the Debentures.

The Warrants, issued as of July 6, 2007, are exercisable at any time until their expiry date. Holders of the Warrants are entitled to exercise their warrants on a cashless basis following the first anniversary of issuance if a Registration Statement is not in effect at the time of exercise.

Holders of Debentures are subject to certain limitations on their rights to convert the Debentures. The principal limitation is that unless waived, the holder may not, with certain limited exceptions, convert into a number of shares that would, together with other shares held by the holder, exceed 4.99% of the then outstanding shares of we after such conversion. The exercise of the Warrants is subject to a similar limitation.

The conversion price of the Debentures and the exercise price of the Warrants are subject to adjustment. Under the agreements with the holders of the Debentures, we agreed that if we makes certain offers or sales of its Common Stock (or securities convertible into Common Stock) to any third party during the period from the Closing Date for so long as the Debentures remain unpaid or converted, adjustments would be made to the conversion price of the then unconverted Debentures and to the exercise price of the then unexercised Warrants. The exercise price of the Warrants and the conversion price of the Debentures also are subject to adjustment in the event of certain capital adjustments or similar transactions, such as a stock split or merger.

Under certain circumstances, we will be obligated to pay liquidated damages to the holders of the Convertible Debentures if the Registration Statement is filed late and/or is not declared effective by the Securities and Exchange Commission within 150 days after the Closing Date. Similar payments will be required if the registration is subsequently suspended beyond certain agreed upon periods. The amount of liquidated damages that may become payable may be substantial.

The controlling shareholder of our company has also agreed not to sell any of its shares in our company, unless sold in the open market under the restrictions set out in Rule 144.

These securities were issued pursuant to the exemption from registration under the United States Securities Act of 1933 provided by Section 4(2), Section 4(6) and/or Rule 506 of Regulation D promulgated under the 1933 Act to the investors and brokers who are “accredited investors” within the respective meanings ascribed to that term in Rule 501(a) under the 1933 Act. No advertising or general solicitation was employed in offering the securities.

Copies of the Securities Purchase Agreement, Debenture, Warrant Certificates, Registration Rights Agreement and Security Agreement relating to the above transactions are attached hereto. The foregoing descriptions of the above transactions are qualified in their entirety by reference to such exhibits, which are incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

10.1	Irrevocable Transfer Agent Instructions - Exhibit D to Securities Purchase Agreement

10.1	Securities Purchase Agreement (incorporated by reference to our current report filed on Form 8-K on July 12, 2007)

10.2	Note (incorporated by reference to our current report filed on Form 8-K on July 12, 2007)

10.3	Warrant Certificate No. GEYI-1-1 (incorporated by reference to our current report filed on Form 8-K on July 12, 2007)

10.4	Warrant Certificate No. GEYI-1-2 (incorporated by reference to our current report filed on Form 8-K on July 12, 2007)

10.5	Registration Rights Agreement (incorporated by reference to our current report filed on Form 8-K on July 12, 2007)

10.6	Security Agreement (incorporated by reference to our current report filed on Form 8-K on July 12, 2007)

10.7	Amended and Restated Secured Convertible Debenture No. GEYI-1-1 (incorporated by reference to our current report filed on Form 8-K on October 26, 2007)

10.8	Secured Convertible Debenture No. GEYI-1-2 (incorporated by reference to our current report filed on Form 8-K on October 26, 2007)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

Per: /s/ Asi Shalgi

Asi Shalgi
President and CEO

February 26, 2008